4Q | 2014

Supplemental Information

FURNISHED AS OF FEBRUARY 17, 2015 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Balance Sheet Information

7	Statements of Income Information

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Same Store Leasing Statistics

15	Same Store Properties

16	Reconciliation of Same Store NOI

17	Components of Net Asset Value

18	Components of Expected 2015 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2015 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2014 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	4Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 199 real estate properties and mortgages as of December 31, 2014. The Company’s 198 owned real estate properties are located in 30 states and total approximately 14.2 million square feet. The Company provided leasing and property management services to approximately 9.5 million square feet nationwide.

A |	Corporate Headquarters

Healthcare Realty Trust Incorporated
West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Roger O. West	Retired General Counsel, Healthcare Realty Trust Incorporated
Dan S. Wilford	Retired President and Chief Executive Officer, Memorial Hermann Healthcare System

HEALTHCARE REALTY I 3	4Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared

On February 3, 2015, the Company declared a dividend of $0.30 per share, payable on February 27, 2015, to stockholders of record on February 17, 2015.

I |	Analyst Coverage

Avondale Partners, LLC	KeyBanc Capital Markets Inc.

Cowen and Company, LLC	Mizuho Securities USA Inc.

Goldman, Sachs & Co.	RBC Capital Markets, LLC

Green Street Advisors, Inc.	Stifel, Nicolaus & Company, Inc.

J.J.B. Hilliard W.L. Lyons, LLC	SunTrust Robinson Humphrey, Inc.

J.P. Morgan Securities LLC	Wells Fargo Securities, LLC

JMP Securities LLC

HEALTHCARE REALTY I 4	4Q I 2014 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2014				2013
	Q4	Q3	Q2	Q1	Q4
Net Income Attributable to Common Stockholders	$18,073	$3,991	$5,971	$3,852	$12,384
Gain on sales of real estate properties	(9,280)	—	(3)	—	(2,748)
Impairments	995	4,505	3,105	3,425	—
Real estate depreciation and amortization	27,897	27,697	27,017	26,248	25,776
Total adjustments	19,612	32,202	30,119	29,673	23,028
Funds from Operations (3)	$37,685	$36,193	$36,090	$33,525	$35,412
Acquisition costs	471	188	49	—	681
Security deposit recognized upon sale	(407)	—	—	—	—
Reversal of restricted stock amortization upon director / officer resignation	(115)	(445)	—	—	—
Refund of prior year overpayment of certain operating expenses	—	—	(1,919)	—	—
Gain on sale of cost method investment in real estate	—	—	—	—	(1,492)
Normalized Funds from Operations	$37,634	$35,936	$34,220	$33,525	$34,601
Funds from Operations per Common Share—Diluted	$0.38	$0.37	$0.38	$0.35	$0.37
Normalized Funds from Operations Per Common Share—Diluted	$0.38	$0.37	$0.36	$0.35	$0.36
FFO Weighted Average Common Shares Outstanding	98,086	97,329	95,978	95,585	95,485

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	FFO for the fourth quarter of 2013 includes the impact of a gain recognized on the sale of a cost method investment in an unconsolidated limited liability company.

HEALTHCARE REALTY I 5	4Q I 2014 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

	2014				2013
Real Estate Properties:	Q4	Q3	Q2	Q1	Q4
Land	$183,060	$183,991	$183,581	$176,553	$178,931
Buildings, improvements and lease intangibles	3,048,251	3,030,960	3,014,422	2,903,471	2,861,935
Personal property	9,914	9,535	9,504	9,369	9,267
Land held for development	17,054	17,054	17,054	17,054	17,054
Total real estate properties	3,258,279	3,241,540	3,224,561	3,106,447	3,067,187
Less accumulated depreciation	(700,671)	(693,517)	(675,890)	(652,349)	(632,109)
Total real estate properties, net	2,557,608	2,548,023	2,548,671	2,454,098	2,435,078
Cash and cash equivalents	3,519	1,684	17,523	10,169	8,671
Mortgage notes receivable	1,900	1,900	4,858	86,372	125,547
Assets held for sale and discontinued operations, net	9,146	11,479	5,759	10,218	6,852
Other assets, net	185,337	178,238	173,299	160,267	153,514
Total assets	$2,757,510	$2,741,324	$2,750,110	$2,721,124	$2,729,662

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,403,692	$1,403,379	$1,397,027	$1,388,241	$1,348,459
Accounts payable and accrued liabilities	70,240	60,017	72,460	50,682	73,741
Liabilities of discontinued operations	372	508	1,041	971	1,112
Other liabilities	62,152	57,913	60,232	59,436	61,064
Total liabilities	1,536,456	1,521,817	1,530,760	1,499,330	1,484,376
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	988	981	972	960	959
Additional paid-in capital	2,389,830	2,374,345	2,348,925	2,326,889	2,325,228
Accumulated other comprehensive income	(2,519)	51	51	51	51
Cumulative net income attributable to common stockholders	840,249	822,176	818,185	812,214	808,362
Cumulative dividends	(2,007,494)	(1,978,046)	(1,948,783)	(1,919,925)	(1,891,123)
Total stockholders’ equity	1,221,054	1,219,507	1,219,350	1,220,189	1,243,477
Noncontrolling interests	—	—	—	1,605	1,809
Total equity	1,221,054	1,219,507	1,219,350	1,221,794	1,245,286
Total liabilities and equity	$2,757,510	$2,741,324	$2,750,110	$2,721,124	$2,729,662

OTHER INFORMATION
Acquisitions (1)	$36,745	$28,962	$100,742	$40,247	$103,392
Dispositions	(26,327)	(2,300)	(6,213)	—	(20,541)
Real estate additions and improvements (2)	16,138	10,431	24,766	10,030	22,730

(1)
In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable. In Q1 2014, the Company received a deed in lieu of foreclosure on a property in Iowa which was previously funded by the Company under a $40.0 million mortgage note receivable.

(2)
Included in the Q4 2014 real estate additions and improvements amount is approximately $5.1 million of improvements related to the Company's development conversion properties, approximately $0.4 million first generation tenant improvements, and approximately $0.6 million of redevelopment costs incurred.

HEALTHCARE REALTY I 6	4Q I 2014 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	Three Months Ended
	2014				2013
	Q4	Q3	Q2	Q1	Q4
Revenues
Rental income	$93,649	$92,094	$89,279	$86,502	$84,825
Mortgage interest	32	44	969	2,621	2,411
Other operating	1,320	1,474	1,423	1,448	1,386
	95,001	93,612	91,671	90,571	88,622
Expenses
Property operating	33,386	34,204	33,636	32,831	31,227
General and administrative	5,990	5,185	5,661	5,972	5,758
Depreciation	25,881	25,345	24,491	23,667	23,074
Amortization	2,630	2,656	2,775	2,759	2,826
Bad debt, net of recoveries	(92)	3	73	47	61
	67,795	67,393	66,636	65,276	62,946
Other Income (Expense)
Interest expense	(18,237)	(18,192)	(18,066)	(17,918)	(17,772)
Gain on sale of cost method investment in real estate	—	—	—	—	1,492
Interest and other income, net	91	410	2,036	100	260
	(18,146)	(17,782)	(16,030)	(17,818)	(16,020)

Income From Continuing Operations	9,060	8,437	9,005	7,477	9,656

Discontinued Operations
Income (loss) from discontinued operations	728	221	108	(89)	52
Impairments	(995)	(4,505)	(3,105)	(3,425)	—
Gain on sales of real estate properties	9,280	—	3	—	2,748
Income (Loss) From Discontinued Operations	9,013	(4,284)	(2,994)	(3,514)	2,800

Net Income	18,073	4,153	6,011	3,963	12,456
Less: Net income attributable to noncontrolling interests	—	(162)	(40)	(111)	(72)
Net Income Attributable To Common Stockholders	$18,073	$3,991	$5,971	$3,852	$12,384

Net Operating Income
Property operating income	$73,154	$71,846	$71,029	$69,274	$67,016
Single-tenant net lease	17,373	17,202	15,746	14,931	14,870
Straight-line rent	3,122	3,046	2,504	2,297	2,939
Rental income	93,649	92,094	89,279	86,502	84,825
Less: Property operating expense	(33,386)	(34,204)	(33,636)	(32,831)	(31,227)
Less: Straight-line rent	(3,122)	(3,046)	(2,504)	(2,297)	(2,939)
Add: Property lease guaranty revenue (a)	1,029	1,100	1,160	1,141	1,124
Net operating income	$58,170	$55,944	$54,299	$52,515	$51,783
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,029	$1,100	$1,160	$1,141	$1,124
Interest income	163	246	130	192	173
Other	128	128	133	115	89
Total consolidated other operating income	$1,320	$1,474	$1,423	$1,448	$1,386

HEALTHCARE REALTY I 7	4Q I 2014 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q4 2014 Interest Expense	Balance as of 12/31/2014	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,952	$299,308	25	6.62%
Senior Notes due 2021, net of discount	5,823	397,864	73	5.86%
Senior Notes due 2023, net of discount	2,388	248,253	100	3.85%
Total Senior Notes Outstanding	13,163	945,425	64	5.57%
Unsecured credit facility due 2017	368	85,000	28	1.56%
Unsecured term loan facility due 2019	820	200,000	50	1.61%
Mortgage notes payable, net	2,559	173,267	53	5.45%
Total Outstanding Notes and Bonds Payable	$16,910	$1,403,692	59	4.75%
Interest cost capitalization	—
Deferred financing costs	790
Unsecured credit facility fee	537
Total Quarterly Consolidated Interest Expense	$18,237

SELECTED FINANCIAL DEBT COVENANTS (1)
	Calculation	Requirement	Twelve Months Ended 12/31/2014
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	42.4%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	5.2%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	43.1%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	2.8x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.1x
Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$815,032
Construction and Development	CIP / Total Assets	Not greater than 15%	0.0%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.7%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	40.8%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	5.0%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	246.7%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.1x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.4x

(1) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

HEALTHCARE REALTY I 8	4Q I 2014 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2014 INVESTMENT ACTIVITY

Location	Property Type	Closing	Purchase Price of Acquisition	Square Feet	Aggregate Leased %
Acquisitions
Austin, TX	MOB	6/4/2014	$8,676	48,048	95%
Greensboro, NC	MOB	6/6/2014	6,500	35,292	100%
Minneapolis, MN	MOB	7/28/2014	19,845	60,476	100%
Tampa, FL	MOB	9/16/2014	7,930	47,962	89%
Oklahoma City, OK	MOB	10/29/2014	17,445	68,860	97%
Seattle, WA	MOB	12/1/2014	22,675	60,161	98%
Total			$83,071	320,799	97%

Construction Mortgage Conversion (1)
Oklahoma City, OK	MOB	5/22/2014	$85,405	200,000	100%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)(2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2010	$301,600	$3,700	$20,740	$63,301	$389,341	$34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	—	88,221	34,840
Total	$848,896	$45,600	$220,943	$148,284	$1,263,723	$285,542
% of Total	67.2%	3.6%	17.5%	11.7%	100.0%

(1)	Net of mortgage notes receivable payoffs upon acquisition.

(2)	In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable.

HEALTHCARE REALTY I 9	4Q I 2014 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (87.6%)		INPATIENT (7.9%)		OTHER (4.5%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$466,938	2,149,939		42,627	156,245		2,348,811	16.5%
Charlotte, NC	166,164	820,457					820,457	5.8%
Nashville, TN	98,353	762,708					762,708	5.4%
Denver - Colorado Springs, CO	207,409	690,342		34,068			724,410	5.1%
Houston, TX	129,884	591,027					591,027	4.2%
Richmond, VA	147,363	558,801					558,801	3.9%
Indianapolis, IN	144,465	382,695	58,474		117,525		558,694	3.9%
Los Angeles, CA	135,296	488,371		63,000			551,371	3.9%
Des Moines, IA	134,446	233,413	146,542			152,655	532,610	3.7%
San Antonio, TX	101,267	483,811		39,786			523,597	3.7%
Seattle - Bellevue, WA	190,928	453,941	67,510				521,451	3.7%
Memphis, TN	90,162	515,876					515,876	3.6%
Roanoke, VA	49,822		334,454			131,750	466,204	3.3%
Austin, TX	124,562	351,725		66,095			417,820	2.9%
Honolulu, HI	129,417	298,427					298,427	2.1%
Phoenix, AZ	76,786	236,608		51,903			288,511	2.0%
Oklahoma City, OK	108,216	68,860	200,000				268,860	1.9%
Chicago, IL	55,479	243,491					243,491	1.7%
Washington, DC	40,716	241,739					241,739	1.7%
Miami, FL	46,632	215,980					215,980	1.5%
Other (33 markets)	591,444	1,645,284	217,621	373,722	186,000	355,466	2,778,093	19.5%
Total	$3,235,749	11,433,495	1,024,601	671,201	459,770	639,871	14,228,938	100.0%
Number of Investments		157	16	11	3	11	198
Number of Mortgages		1	—	—	—	—	1
Total Investments		158	16	11	3	11	199
Percent of Square Feet		80.4%	7.2%	4.7%	3.2%	4.5%	100.0%
Investment (1)		$2,443,784	$261,643	$191,816	$252,104	$86,402	$3,235,749
Mortgages		1,900	—	—	—	—	1,900
Total $ Invested		$2,445,684	$261,643	$191,816	$252,104	$86,402	$3,237,649
% of $ Invested		75.5%	8.1%	5.9%	7.8%	2.7%	100.0%

ON/OFF CAMPUS BY SQUARE FEET
				2014	2013
	Q4	Q3	Q2	Q1	Q4
On/adjacent	82%	81%	81%	80%	80%
Off (2)	18%	19%	19%	20%	20%
	100%	100%	100%	100%	100%

(1)	Excludes gross assets held for sale, land held for development and corporate property.

(2)	Approximately 42% of the off-campus square footage is anchored by a hospital system.

HEALTHCARE REALTY I 10	4Q I 2014 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	8,917,006	2,516,489	1,024,601	12,458,096	87.6%	449,700	12,907,796
Inpatient Rehab			671,201	671,201	4.7%		671,201
Inpatient Surgical			459,770	459,770	3.2%		459,770
Other	157,978	255,721	226,172	639,871	4.5%		639,871
Total Square Feet	9,074,984	2,772,210	2,381,744	14,228,938	100.0%	449,700	14,678,638
Percent of Total Square Footage	63.8%	19.5%	16.7%	100.0%
Total Number of Properties	126	35	37	198

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF(3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	A+/Aa3	25	2,357,719	16.6%	1,152,427	8.1%
Ascension Health	AA+/Aa2	17	1,167,438	8.2%	282,450	2.0%
Catholic Health Initiatives	A/A2	13	962,016	6.8%	529,968	3.7%
HCA	B+/B3	14	863,596	6.1%	438,423	3.1%
Tenet Healthcare Corporation	B/B1	11	759,084	5.3%	192,991	1.4%
Carolinas HealthCare System	--/Aa3	15	729,824	5.1%	574,418	4.0%
Bon Secours Health System	A-/A3	7	548,801	3.9%	246,052	1.7%
Baptist Memorial Health Care	AA-/--	7	515,876	3.6%	130,809	0.9%
Mercy (St. Louis)	AA-/Aa3	2	386,000	2.7%	386,000	2.7%
Indiana University Health	AA-/Aa3	3	382,695	2.7%	243,072	1.7%
HealthSouth	BB-/Ba3	5	346,894	2.4%	346,894	2.4%
University of Colorado Health	A+/A1	5	345,240	2.4%	143,535	1.0%
Trinity Health	AA-/Aa2	2	278,904	2.0%	176,491	1.2%
Medstar Health	A-/A2	3	241,739	1.7%	124,785	0.9%
Advocate Health Care	AA/Aa2	2	238,391	1.7%	69,128	0.5%
Memorial Hermann	A+/A1	4	206,090	1.4%	82,686	0.6%
Providence Health & Services	AA-/Aa3	4	202,729	1.4%	129,826	0.9%
Overlake Hospital	A/A2	1	191,051	1.3%	45,610	0.3%
OrthoIndy	N/R	2	175,999	1.2%	175,999	1.2%
Hawaii Pacific Health	A-/A2	2	173,502	1.2%	58,101	0.4%
Other - Credit Rated		16	890,231	6.3%
Total - Credit Rated		158	11,787,820	82.8%
Total		198	14,228,938	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.6%	6,353,143	144,390	44
<100,000 and >75,000	22.8%	3,241,537	85,304	38
<75,000 and >50,000	17.7%	2,516,808	62,920	40
<50,000	14.9%	2,117,450	27,861	76
Total	100.0%	14,228,938	71,863	198

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 82.8% of HR's portfolio is associated with a credit-rated healthcare provider and 63.1% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	4Q I 2014 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2015	$40,272	461	—	13.8%	1,580,574
2016	28,809	309	2	9.9%	1,089,280
2017	38,499	313	5	13.2%	1,576,840
2018	29,758	243	—	10.2%	1,179,933
2019	38,290	243	9	13.2%	1,521,267
2020	16,957	79	1	5.8%	632,184
2021	12,534	75	2	4.3%	515,173
2022	15,362	63	2	5.3%	628,481
2023	16,292	88	1	5.6%	640,782
2024	10,615	50	2	3.7%	450,941
Thereafter	43,820	24	12	15.0%	1,384,835

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	957	—
2,501 - 5,000	540	—
5,001 - 7,500	168	1
7,501 - 10,000	89	1
10,001 +	194	35
Total Leases	1,948	37

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of potential lease renewals, and sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,550 square feet.

HEALTHCARE REALTY I 12	4Q I 2014 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
						2014	2013
	Investment at 12/31/2014	Square Feet at 12/31/2014	Q4	Q3	Q2	Q1	Q4
Multi-Tenant
Same store properties, as reported (2)	$1,527,355	8,086,793	88.3%	88.4%	88.3%	88.3%	88.4%
Acquisitions	311,561	1,151,684	90.3%	88.7%	93.0%	93.6%	93.0%
Development conversions (3)	448,571	1,282,716	79.5%	78.1%	69.8%	65.5%	63.3%
Reposition	217,931	1,326,001	53.6%	53.2%	52.6%	54.1%	53.5%
Total	$2,505,418	11,847,194	83.7%	83.9%	83.2%	82.8%	82.2%

Single-Tenant Net lease
Same store properties, as reported (2)	$500,926	1,919,049	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	229,405	462,695	100.0%	100.0%	100.0%	100.0%	100.0%
Total	$730,331	2,381,744	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (2)	$2,028,281	10,005,842	90.5%	90.6%	90.5%	90.5%	90.5%
Acquisitions	540,966	1,614,379	93.1%	92.1%	95.5%	95.2%	95.5%
Development conversions (3)	448,571	1,282,716	79.5%	78.1%	69.8%	65.5%	63.3%
Reposition	217,931	1,326,001	53.6%	53.2%	52.6%	54.1%	53.5%
Total	$3,235,749	14,228,938	86.4%	86.6%	86.1%	85.5%	85.1%

# of Properties
Same store properties, as reported (2)			148	155	156	156	152
Acquisitions			18	14	13	11	14
Development conversions (3)			12	12	12	12	12
Reposition			20	19	19	19	20
Total			198	200	200	198	198

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	In order to provide meaningful comparisons, same store occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category in Q4 2013, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 83% leased, 80% occupied and provided $4.2 million of aggregate NOI for the fourth quarter of 2014. The difference between the occupied and leased percentages reflects tenants who have not taken occupancy pending completion of tenant improvements (buildout). The Company funded $5.1 million in tenant improvements and related capital improvements in the fourth quarter of 2014. Had all the occupants at December 31, 2014 occupied and paid rent for an entire quarter, NOI would have been $5.1 million. The development conversion properties will be included in same store beginning in Q1 2015.

HEALTHCARE REALTY I 13	4Q I 2014 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)(2)

		2014			2013
	Q4	Q3	Q2	Q1	Q4
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	2.9%	3.0%	3.0%	2.9%	3.1%
Single-tenant net lease properties	6.9%	3.5%	2.1%	1.7%	3.0%
Newly executed leases ("cash leasing spreads"), multi-tenant properties	4.0%	1.4%	2.5%	2.0%	1.6%
Tenant retention rate, multi-tenant properties	88.6%	85.9%	89.7%	77.4%	78.4%

As of 12/31/2014
Multi-Tenant Contractual Rental Rate Increases by Type
Annual increase	81.8%
Non-annual increase	9.4%
No increase (term < 1 year)	3.7%
No increase (term > 1 year)	5.1%

Tenant Type
Multi-Tenant properties
Hospital	47.4%
Physician and other	52.6%
Single-Tenant net lease properties
Hospital	87.5%
Other	12.5%

Lease Structure, multi-tenant only
Gross	19.8%
Modified gross	36.8%
Net	43.4%

Ownership Type
Ground lease	56.6%
Fee simple	43.4%

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, development conversions, reposition properties and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

HEALTHCARE REALTY I 14	4Q I 2014 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY SAME STORE PROPERTIES (1)
	4Q 2014	3Q 2014	2Q 2014	1Q 2014	4Q 2013	3Q 2013	2Q 2013	1Q 2013
Multi-tenant
Revenues	$52,799	$53,125	$52,743	$52,250	$52,634	$51,947	$51,598	$51,327
Expenses	22,331	23,240	22,946	22,752	21,950	23,213	22,262	21,439
NOI	$30,468	$29,885	$29,797	$29,498	$30,684	$28,734	$29,336	$29,888
Occupancy	88.3%	88.4%	88.4%	88.4%	88.5%	89.0%	88.8%	88.7%
Number of properties	115	115	115	115	115	115	115	115

Single-tenant net lease
Revenues	$12,981	$12,739	$12,675	$12,685	$12,628	$12,586	$12,337	$12,052
Expenses	386	296	424	394	414	404	446	382
NOI	$12,595	$12,443	$12,251	$12,291	$12,214	$12,182	$11,891	$11,670
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	33	33	33	33	33	33	33	33

Total Revenues	$65,780	$65,864	$65,418	$64,935	$65,262	$64,533	$63,935	$63,379
Total Expenses	22,717	23,536	23,370	23,146	22,364	23,617	22,708	21,821
Total Same Store NOI	$43,063	$42,328	$42,048	$41,789	$42,898	$40,916	$41,227	$41,558
% Change in NOI (Y-o-Y)	0.4%	3.5%	2.0%	0.6%
Occupancy	90.5%	90.6%	90.6%	90.6%	90.7%	91.1%	91.0%	90.9%
Number of properties	148	148	148	148	148	148	148	148

ANNUAL SAME STORE PROPERTIES (1)
	Twelve Months Ended December 31,
	2014	2013	% Change
Multi-tenant
Revenues	$210,917	$207,506	1.6%
Expenses	$91,269	$88,864	2.7%
NOI	$119,648	$118,642	0.8%
Revenue per occupied square feet	$29.51	$28.89	2.1%
Average occupancy	88.4%	88.8%
Number of properties	115	115

Single-tenant net lease
Revenues	$51,080	$49,603	3.0%
Expenses	$1,500	$1,646	(8.9)%
NOI	$49,580	$47,957	3.4%
Revenue per occupied square feet	$26.62	$25.83	3.1%
Average occupancy	100.0%	100.0%
Number of properties	33	33

Total Revenues	$261,997	$257,109	1.9%
Total Expenses	$92,769	$90,510	2.5%
Total Same Store NOI	$169,228	$166,599	1.6%
Number of Properties	148	148

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, development conversions, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY I 15	4Q I 2014 SUPPLEMENTAL INFORMATION

Reconciliation of Same Store NOI
(dollars in thousands)

RECONCILIATION OF QUARTERLY NOI
	4Q 2014	3Q 2014	2Q 2014	1Q 2014	4Q 2013	3Q 2013	2Q 2013	1Q 2013
Rental income	$93,649	$92,094	$89,279	$86,502	$84,825	$77,301	$75,618	$74,578
Property lease guaranty revenue (a)	1,029	1,100	1,160	1,141	1,124	1,383	1,331	1,275
Exclude straight-line rent revenue	(3,122)	(3,046)	(2,504)	(2,297)	(2,939)	(2,371)	(2,149)	(1,993)
Revenue	91,556	90,148	87,935	85,346	83,010	76,313	74,800	73,860
Revenue not included in same store	(25,776)	(24,284)	(22,517)	(20,411)	(17,748)	(11,780)	(10,865)	(10,481)
Same store revenue	$65,780	$65,864	$65,418	$64,935	$65,262	$64,533	$63,935	$63,379

Property operating expense	$33,386	$34,204	$33,636	$32,831	$31,227	$31,758	$30,685	$28,901
Property operating expense not included in same store	(10,669)	(10,668)	(10,266)	(9,685)	(8,863)	(8,141)	(7,977)	(7,080)
Same store property operating expense	$22,717	$23,536	$23,370	$23,146	$22,364	$23,617	$22,708	$21,821

Same store NOI	$43,063	$42,328	$42,048	$41,789	$42,898	$40,916	$41,227	$41,558
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,029	$1,100	$1,160	$1,141	$1,124	$1,383	$1,331	$1,275
Interest income	163	246	130	192	173	102	91	91
Other	128	128	133	115	89	93	84	88
Total consolidated other operating income	$1,320	$1,474	$1,423	$1,448	$1,386	$1,578	$1,506	$1,454

RECONCILIATION OF ANNUAL NOI
	Twelve Months Ended December 31,
	2014	2013
Rental income	$361,525	$312,322
Property lease guaranty revenue (a)	4,430	5,114
Exclude straight-line rent revenue	(10,969)	(9,452)
Revenue	354,986	307,984
Revenue not included in same store	(92,989)	(50,875)
Same store revenue	$261,997	$257,109

Property operating expense	$134,057	$122,571
Property operating expense not included in same store	(41,288)	(32,061)
Same store property operating expense	$92,769	$90,510

Same store NOI	$169,228	$166,599
(a) Other operating income reconciliation:
Property lease guaranty revenue	$4,430	$5,114
Interest income	731	457
Other	504	355
Total consolidated other operating income	$5,665	$5,926

HEALTHCARE REALTY I 16	4Q I 2014 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	4Q 2014 NOI (1)	Adjustments (2)	Adjusted 4Q 2014 NOI	Annualized Adjusted 4Q 2014 NOI	% of Adjusted NOI
Same Store Properties
MOB / Outpatient	$34,329	$6,004	$40,333	$161,332	67.6%
Inpatient rehab	4,193	653	4,846	19,384	8.1%
Inpatient surgical	3,264	2,320	5,584	22,336	9.4%
Other	1,277	757	2,034	8,136	3.4%
Subtotal	$43,063	$9,734	$52,797	$211,188	88.5%

Development conversions (3)	$4,169	$2,706	$6,875	$27,500	11.5%
Total NOI	$47,232	$12,440	$59,672	$238,688	100.0%
TOTAL SHARES OUTSTANDING (AS OF JANUARY 31, 2015)    99,409,062

	Land held for development	$17,054
	Mortgage notes receivable	1,900
	Subtotal	$18,954

+	ADD: OTHER ASSETS
	Assets held for sale (4)	$19,258
	Reposition properties (5)	138,735
	Cash and other assets (6)	82,222
	Subtotal	$240,215

-	SUBTRACT: DEBT
	Unsecured credit facility	$85,000
	Unsecured term loan	200,000
	Senior notes	945,425
	Mortgage notes payable	173,267
	Remaining development TI	11,000
	Other liabilities (7)	97,067
	Subtotal	$1,511,759

(1)	See Same Store Properties schedule on page 15 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior nine quarters.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 83% leased and 80% occupied. The difference between the occupied and leased percentages reflects tenants who have not taken occupancy pending completion of tenant improvements (buildout). The Company funded $5.1 million in tenant improvements and related capital improvements in the fourth quarter of 2014. Had all the occupants at December 31, 2014 occupied and paid rent for an entire quarter, NOI would have been $5.1 million. Development conversions adjustments represent an estimated full stabilization rate of $6.9 million per quarter. The development conversion properties will be included in same store beginning in Q1 2015.

(4)	Assets held for sale includes two real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(5)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,326,001 square feet and generated NOI of approximately $1.6 million for 4Q 2014.

(6)
Includes cash of $3.5 million and other assets of $78.7 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $61.4 million and above-market intangible assets (net) of $17.3 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $70.3 million, pension plan liability of $16.5 million, security deposits of $5.6 million, market-rate lease intangibles of $4.2 million, and deferred operating expense reimbursements of $0.5 million. Also, excludes deferred revenue of $35.7 million.

HEALTHCARE REALTY I 17	4Q I 2014 SUPPLEMENTAL INFORMATION

Components of Expected 2015 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.0%	89.0%
Single-Tenant Net Lease	100.0%	100.0%

Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$31.00
Single-Tenant Net Lease	$26.00	$27.50

Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	85.0%
Non-annual Increase	7.5%	12.0%
No Increase (term < 1 year)	3.0%	5.0%
No Increase (term > 1 year)	4.0%	6.0%

Contractual Annual Rent Increases
Multi-Tenant	2.9%	3.1%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	1.0%	4.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Same Store Multi-Tenant NOI Growth	2.0%	5.0%

Normalized G&A	$23,500	$25,500

Funding Activity
Acquisitions	$75,000	$150,000
Dispositions	(50,000)	(100,000)
Development	10,000	20,000
Redevelopment/Reposition	30,000	40,000
Capital Additions	10,000	15,000
1st Generation Tenant Improvements	10,000	15,000
2nd Generation Tenant Improvements	12,000	18,000

Cash Yield
Acquisitions	6.00%	6.50%
Dispositions	6.50%	7.50%
Redevelopment/Development (stabilized)	7.00%	8.50%

Leverage (Debt/Cap)	40.0%	45.0%

HEALTHCARE REALTY I 18	4Q I 2014 SUPPLEMENTAL INFORMATION